Exhibit 99.1

Common Stock

GRAND BANKSHARES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints David H. Baker and J. Russell Greene, and each of them with full power of substitution, my true and lawful attorneys and proxies to represent the undersigned and to vote, as designated below, all the shares of common stock of Grand Bankshares, Inc. (the “Company”) which the undersigned would be entitled to vote at the Special Meeting of shareholders of the Company to be held at _________________, local time, on _________________ 2015 at ____________________________________________, West Palm Beach, Florida __________, and at any adjournments thereof, on all matters coming before said meeting.

1.             To approve the Agreement and Plan of Merger dated March 25, 2015, by and between the Company, Grand Bank & Trust of Florida, Seacoast Banking Corporation of Florida, and Seacoast National Bank as described in the accompanying Proxy Statement.

For        _______        Against        _______        Abstain        _______

2.             To approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to permit further solicitation of Proxies as described in the accompanying Proxy Statement.

For        _______        Against        _______        Abstain        _______

3.             The proxies are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Agreement and Plan of Merger dated March 25, 2015 and the adjournment proposal. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ABOVE PROPOSALS.

PLEASE MARK, SIGN BELOW, DATE AND RETURN ON OR BEFORE _____________, 2015 IN THE ENVELOPE FURNISHED

(Signature of Shareholder)

(Print Name of Shareholder)

Shares of common stock owned: ________

Date: ___________, 2015

☐ Please check box if you plan to attend the Annual Meeting

When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign partnership name by an authorized person.

Preferred Stock

GRAND BANKSHARES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints David H. Baker and J. Russell Greene, and each of them with full power of substitution, my true and lawful attorneys and proxies to represent the undersigned and to vote, as designated below, all the shares of preferred stock of Grand Bankshares, Inc. (the “Company”) which the undersigned would be entitled to vote at the Special Meeting of shareholders of the Company to be held at _________________, local time, on _________________ 2015 at ____________________________________________, West Palm Beach, Florida __________, and at any adjournments thereof, on all matters coming before said meeting.

1.             To approve the Agreement and Plan of Merger dated March 25, 2015, by and between the Company, Grand Bank & Trust of Florida, Seacoast Banking Corporation of Florida, and Seacoast National Bank as described in the accompanying Proxy Statement.

For        _______        Against        _______        Abstain        _______

2.             The proxies are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Agreement and Plan of Merger dated March 25, 2015. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ABOVE PROPOSAL.

PLEASE MARK, SIGN BELOW, DATE AND RETURN ON OR BEFORE _____________, 2015 IN THE ENVELOPE FURNISHED

(Signature of Shareholder)

(Print Name of Shareholder)

Shares of preferred stock owned: ________

Date: ___________, 2015

☐ Please check box if you plan to attend the Annual Meeting

When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign partnership name by an authorized person.